UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  JANUARY 4, 2005
                                                  ------------------------------


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     APPOINTMENT OF PRINCIPAL OFFICER

              Effective as of January 4, 2005, The Penn Traffic Company (the "Company") announced the appointment of Robert B. Dimond as the Company's Executive Vice President and Chief Financial Officer. On January 4, 2005, the Company issued a press release announcing Mr. Dimond's appointment. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

              Mr. Dimond's agreement with the Company calls for him to receive an annual salary of $325,000. In addition, Mr. Dimond will receive an initial, one-time sign-on bonus of $25,000. In addition to his participation in the Company's benefits programs, Mr. Dimond will be eligible to participate in the Company's fiscal year 2006 Senior Management Incentive Plan once a new plan has been formally communicated and will also be eligible to receive options to purchase the Company's stock in such amounts as will be determined at the discretion of the Company's Board of Directors upon the Company's emergence from chapter 11. In the event Mr. Dimond's employment is terminated by the Company other than for cause, Mr. Dimond will be entitled to receive his base salary and health benefits for nine months after termination. The Company's appointment of Mr. Dimond is subject to the approval of the United States Bankruptcy Court for the Southern District of New York.

              Mr. Dimond is 43 years old. Prior to joining the Company, Mr. Dimond served as Executive Vice President, Chief Financial Officer and Treasurer of Nash Finch Company from 2000 through November, 2004. From 1999 through 2000, Mr. Dimond served as Group Vice President and CFO of Kroger Co. Western Region.

              Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Dimond or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Dimond and any director or executive officer of the Company.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) The following is attached as an exhibit to this Current Report on Form 8-K:

              EXHIBIT         DESCRIPTION
              -------         -----------

              99.1            Press Release dated January 4, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                            THE PENN TRAFFIC COMPANY



                                            By: /s/ Francis D. Price, Jr.
                                                ----------------------------
                                                Name:  Francis D. Price, Jr.
                                                Title: Vice President


Dated:  January 4, 2005

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release dated January 4, 2005